UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 25, 2006


                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                       Statement Regarding This Amendment

     We are amending and restating our Current Report on Form 8-K/A Amendment No. 1 ("Amendment No. 1") as filed with the Securities and Exchange Commission ("SEC") on September 13, 2006 with respect to "Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review". Amendment No. 1 amended our Current Report on Form 8-K as filed with the SEC on July 25, 2006 (the "8-K"). This amendment ("Amendment No. 2") amends, restates, and supersedes Amendment No. 1 in its entirety. Our 8-K reported that our historical financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 would be restated to correct certain errors as described in that 8-K. We have received a comment letter from the SEC requesting that we amend the 8-K to quantify the impact of the restatements on our financial statements. Amendment No. 2 addresses, and responds to, that comment letter and describes the impact of the restatements on our financial statements that were filed with the SEC on September 13, 2006 in a Form 10-QSB/A for the quarterly period ended August 31, 2005 and in a Form 10-QSB/A for the quarterly period ended November 30, 2005.

     Amendment No. 2 should also be read in conjunction with our Amended Quarterly Report on Form 10-QSB/A for the quarterly period ended August 31, 2005, our Amended Quarterly Report on Form 10-QSB/A for the quarterly period ended November 30, 2005, and our Annual Report on Form 10-KSB for the year ended February 28, 2006.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

     Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On July 25, 2006, the Chief Executive Officer and the Chief Financial Officer ("Executive Management") of Poseidis, Inc. ("we" or the "Company"), after consultation with the Company's independent accountants, concluded that the Company's historical financial statements for the fiscal quarters and year-to-date periods ended August 31, 2005 and November 30, 2005 should be restated to correct certain errors. These errors relate to (1) the accounting for certain debt financings conducted by the Company in August and October 2005 as well as certain compensatory warrants issued by the Company and (2) the accounting for the issuance of the Company's common stock in payment of certain accrued expenses. Accordingly, the previously issued financial statements should no longer be relied upon. The Company has conducted a review of its accounting treatment of these transactions and is correcting its method of accounting for such transactions.

     The restatements in the accounting for the aforementioned debt financings conducted by the Company in August and October 2005 relate to (1) the costs incurred by the Company in conjunction with the issuance of the Company's 12% Secured Convertible Notes (the "Convertible Notes") and warrants and (2) the valuation of several discrete elements of the Convertible Notes and related warrants. The costs incurred by the Company for the issuance of the Convertible Notes are now capitalized as deferred financing costs and will be amortized over the term of the Convertible Notes. These costs were previously reflected as Professional Fees and expensed when incurred. Certain descrete elements of the Convertible Notes have been determined to be embedded derivatives under SFAS 133, which are required to be reflected as a liability at fair value. The Company had not previously accounted for these conversion features.

     The restatements in the accounting for the issuance of the Company's common stock in payment of certain accrued expenses relate to the corrections of errors in the Company's accounting for the issuance of 13,306,000 shares of common stock as payment for consulting services provided to the Company by its Chief Executive Officer and by a stockholder who is the beneficial owner of more than five percent of the Company's common stock. The stock issuance will be reflected in the financial results for the fiscal quarter ended August 31, 2005 and will be accounted for as a payment of accrued expenses as these expenses had been previously accrued by the Company. The stock issuance was previously recorded in the fiscal quarter ended November 30, 2005 and was accounted for as a consulting fee expense. This expense has been reversed in the restated financial statements for the fiscal quarter ended November 30, 2005. The Company has entered into an amended and restated consulting agreement with each of these individuals to provide for these corrections and other relevant matters.

     The following is a summary of the restatement adjustments (this summary omits footnote disclosure and certain line items; the reader is directed to our amended quarterly reports for the quarter ended August 31, 2005 and for the quarter ended November 30, 2005 for a more detailed presentation of this data):

For the Form 10-QSB for the quarter ended August 31, 2005:

Summary Balance Sheet (Unaudited)                     At August 31, 2005
ASSETS                                     As Reported    Adjustments    As Restated
                                         -------------    -----------    -------------
    Total Current Assets                 $      94,933    $         -    $      94,933

     Net Property and Equipment                164,735              -          164,735

    Total Other Assets                          31,989         98,073          130,062
                                         -------------    -----------    -------------
Total Assets                             $     291,657    $    98,073    $     285,450
                                         =============    ===========    =============

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)
LIABILITIES
     Total Current Liabilities           $   1,272,165    $ (751,659)    $     520,506
                                         -------------    -----------    -------------
Total Liabilities                            1,272,165      (751,659)          520,506
                                         -------------    -----------    -------------
STOCKHOLDERS' (DEFICIENCY)
      Total Stockholders' (Deficiency)        (980,508)      849,732          (130,776)
                                         -------------    -----------    -------------
Total Liabilities
  and Stockholders' (Deficiency)        $      291,657    $   98,073     $     389,730
                                         =============    ===========    =============

Summary Statement of Operations (Unaudited)
                                          For the three months ended August 31, 2005   For the six months ended August 31, 2005
                                           ----------------------------------------    --------------------------------------
                                            As Reported  Adjustments   As Restated     As Reported  Adjustments   As Restated
                                            -----------  -----------   -----------     -----------  -----------   -----------
Revenues                                    $         0  $         0  $         0      $         0  $         0   $         0
                                            -----------  -----------   -----------     -----------  -----------   -----------
Operating Expenses                              178,546      240,497       419,143         324,326      261,216       585,542
                                            -----------  -----------   -----------     -----------  -----------   -----------
Operating (loss)                               (178,546)    (240,597)    (419,143)       (324,326)    (261,216)     (585,542)

Other Income (Expense)                                2      (18,108)     (18,106)            (94)     (18,108)      (18,203)
                                            -----------  -----------   -----------     -----------  -----------   -----------
Net Loss                                       (178,544)    (258,705)    (437,249)       (324,420)    (279,324)     (603,745)
Other Comprehensive Income (Loss)
 Foreign currency translation gain (loss)       (15,425)           -      (15,425)         47,081            -        47,081
                                            -----------  -----------   -----------     -----------  -----------   -----------
Comprehensive Loss                          $  (193,969) $  (258,705) $  (452,674)     $  (324,420) $  (279,324)  $  (556,664)
                                            ===========  ===========   ===========     ===========  ===========   ===========
Net Loss per common share-
basic and diluted                           $     (0.01) $         -  $     (0.01)     $     (0.01) $         -   $     (0.01)
                                            ===========  ===========   ===========     ===========  ===========   ===========

Weighted average number of shares            50,735,689    8,826,485    59,562,174      50,487,553    5,161,445    55,648,998
                                            ===========  ===========   ===========     ===========  ===========   ===========

For the Form 10-QSB for the quarter ended November 30, 2005:

Summary Balance Sheet (Unaudited)                             At November 30, 2005
                                                     --------------------------------------
ASSETS                                               As Reported   Adjustments  As Restated
                                                     -----------   -----------  -----------
    Total Current Assets                             $    41,423   $         -  $    41,423
    Net Property and Equipment                           166,706             -      166,706
    Total Other Assets                                    24,407       118,739      143,146
                                                     -----------   -----------  -----------
Total Assets                                         $   232,536   $   118,739  $   351,275
                                                     ===========   ===========  ===========
LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

LIABILITIES
     Total Current Liabilities                       $ 1,385,053   $  (675,183) $   709,870
     Total Long Term Liabilities                               -       100,755      100,755
                                                     -----------   -----------  -----------
Total Liabilities                                      1,385,053      (574,428)     810,625
                                                     -----------   -----------  -----------
STOCKHOLDERS' (DEFICIENCY)
      Total Stockholders' (Deficiency)                (1,152,517)      693,167     (459,350)
                                                     -----------   -----------  -----------
Total Liabilities and Stockholders' (Deficiency)     $   232,536   $   118,739  $   389,730
                                                     ===========   ===========  ===========

Summary Statement of Operations (Unaudited)
--------------------------------------
                                         For the three months ended November 30, 2005  For the nine months ended November 30,
                                         --------------------------------------------  --------------------------------------
                                            As Reported  Adjustments   As Restated     As Reported  Adjustments   As Restated
                                            -----------  -----------   -----------     -----------  -----------   -----------

Revenues                                    $         0  $         0  $          0     $         0  $         0   $         0
                                            -----------  -----------   -----------     -----------  -----------   -----------
Operating Expenses                              869,036     (617,462)      251,574       1,193,363     (356,248)      837,115
                                            -----------  -----------   -----------     -----------  -----------   -----------
Operating (loss)                               (869,036)     617,462      (251,574)     (1,193,363)     356,248      (837,115)

Other Income (Expense)                              (98)     (34,191)      (34,289)           (192)     (52,300)      (52,492)
                                            -----------  -----------   -----------     -----------  -----------   -----------
Net Loss                                       (869,134)     583,271      (285,863)     (1,193,555)     303,948      (889,607)

Other Comprehensive Income (Loss)
 Foreign currency translation gain (loss)        51,449            -        51,449           4,368            -         4,368
                                            -----------  -----------   -----------     -----------  -----------   -----------
Comprehensive Loss                          $  (817,685) $   583,271  $   (234,414)    $(1,189,187) $   303,948   $  (885,239)
                                            ===========  ===========  ============     ===========  ===========   ===========
Net Loss per common share -
basic and diluted                           $     (0.01) $         -  $      (0.01)    $     (0.02) $         -   $     (0.02)
                                            ===========  ===========  ============     ===========  ===========   ===========
Weighted average number of shares            65,995,800            -    65,995,800      65,995,800    6,910,456    59,085,344
                                            ===========  ===========  ============     ===========  ===========   ===========

     These corrections do not affect the Company's historical cash flow. The previously issued financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 should no longer be relied upon.

     The Company's financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005 have been restated. The Company filed the restated financial statements as amendments to periodic reports with the SEC on the appropriate forms on September 13, 2006. Executive Management has discussed the matters disclosed in this Current Report on Form 8-K with the Company's independent accountants.

Safe Harbor Statement

     This Form 8-K contains forward-looking statements. These statements may be identified by their use of words, such as "estimate", "expect", "intend" and other words and terms of similar meaning, in connection with any discussion of the Company's financial statements, business, financial condition, results of operations or liquidity. Factors that could affect the Company's forward-looking statements include, among other things: the restatement of the financial statements for the fiscal quarters ended August 31, 2005 and November 30, 2005; negative reactions from the Company's stockholders, creditors, customers or employees to the results of the restatement or delay in providing financial information caused by restatement; the impact and result of any litigation (including private litigation), or of any investigation by the SEC or any investigation by any other governmental agency related to the Company; the

Company's ability to manage its operations during and after the financial statement restatement process; the Company's ability to successfully implement internal controls and procedures that remediate any material weakness in controls and ensure timely, effective and accurate financial reporting; changes in economic conditions; and other risks detailed from time to time in the Company's SEC reports. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Several factors, including those identified above, could cause actual events to differ materially from the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                 POSEIDIS, INC.
                                  (Registrant)



Date:  September 20, 2006    By: /s/ John J. McGovern
                            --------------------------------------
                            John J. McGovern
                            Executive Vice President, Chief Financial Officer & Treasurer